UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2022

Innovative Food Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-9376	20-1167761
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

28411 Race Track Road, Bonita Springs, Florida	34135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 596-0204

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

We mailed a Proxy Statement on or about December 13, 2021, to our stockholders of record as of November 15, 2021, in connection with our 2021 Annual Meeting of Stockholders, which was held on January 11, 2022. The Meeting was held virtually to address safety concerns. At the Meeting, the stockholders voted on four matters as follows: (i) election of directors, and all eight of the nominees were elected, (ii) the adoption of a proposal to approve and authorize our Board of Directors to implement a reverse split of our outstanding Common Stock, at its discretion, in a ratio ranging from 1:2 to 1:15, which was approved, (iii) the ratification of our auditors for 2021, which was approved, and (iv) an advisory vote concerning compensation of our named executive officers, which was approved.

The first matter was the election of the members of the Board of Directors. All of the nominees were elected and the tabulation of the votes (both in person and by proxy) was as follows:

Nominees for Directors	For	Withheld

Hank Cohn	19,446,750	3,059,915
Joel Gold	16,902,362	5,606,299
Sam Klepfish	18,563,655	3,943,006
Justin Wiernasz	22,189,515	317,146
David Polinsky	18,446,750	3,896,816
James C. Pappas	22,251,296	255,365
Mark Schmulen	22,221,296	285,365
Jefferson Gramm	22,262,186	244,365

There were 5,016,796 broker held non-voted shares represented at the Meeting with respect to this matter.

The second matter upon which the stockholders voted was the proposal to approve and authorize our Board of Directors to implement a reverse split of our outstanding Common Stock, at its discretion, in a ratio ranging from 1:2 to 1:15, which matter was approved. The tabulation of the votes (both in person and by proxy) was as follows:

For	Against	Abstentions

21,916,990	574,123	15,548

There were 5,016,796 broker held non-voted shares represented at the Meeting with respect to this matter.

The third matter upon which the stockholders voted was the proposal to ratify the appointment by the Board of Directors of Liggett & Webb P.A. as our independent certified public accountants for 2021, which matter was approved. The tabulation of the votes (both in person and by proxy) was as follows:

For	Against	Abstentions

27,438,037	14,439	70,981

The fourth matter upon which the stockholders voted was an advisory vote to approve the compensation of our named executive officers, which matter was approved. The tabulation of the votes (both in person and by proxy) was as follows:

For	Against	Abstentions

19,239,445	3,249,547	17,669

There were 5,016,796 broker held non-voted shares represented at the Meeting with respect to this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE FOOD HOLDINGS, INC.

Dated: January 18, 2022
By: /s/ SAM KLEPFISH Sam Klepfish, CEO